HARBIN SANYE WIND ENERGY TECHNOLOGY CO., LTD.

CONTENTS
PAGE F-1	REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
PAGE F-2	BALANCE SHEETS
PAGE F-3	STATEMENTS OF OPERATIONS
PAGE F-4	STATEMENTS OF CHANGES IN STOCKHOLDERS’ EQUITY
PAGE F-5	STATEMENTS OF CASH FLOWS
PAGE F-6~17	NOTES TO FINANCIAL STATEMENTS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Directors
Harbin Sanye Wind Energy Technology Co., Ltd.

We have audited the accompanying balance sheets of Harbin Sanye Wind Energy Technology Co., Ltd. as of July 31, 2007 and 2006 and the related statements of operations, changes in stockholders’ equity and cash flows for each of the years in the two years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required at this time, to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Harbin Sanye Wind Technology Co., Ltd. at July 31, 2007 and 2006 and the results of its operations and its cash flows for each of the years in the two years then ended in conformity with accounting principles generally accepted in the in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 to the financial statements, the Company currently needs to significantly revise operations. In addition, the Company has incurred accumulated deficits of $7,685,403 and $6,919,869 as of July 31, 2007 and 2006 respectively that include losses of $765,534 and $1,592,686 for the years ended January 31, 2007 and 2006 respectively. These factors raise substantial doubt about its ability to continue as a going concern. Management’s plans concerning this matter are also described in Note 1. The accompanying financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Yichien Yeh, CPA
Rego Park, New York

June 29, 2008

F1

Harbin Sanye Wind Energy Technology Co., Ltd.
Balance Sheets

	April 30,		July 31,
	2008	2007	2007	2006
	(Unaudited)	(Unaudited)
Assets
Current Assets
Cash and cash equivalents	$ 277,599	$ 326,039	$ 349,247	$ 96,837
Accounts receivable, net	28,356	10,514	12,474	72,078
Advances to suppliers (Note 4)	554,595	2,587,026	840,567	64,426
Inventories, net (Note 5)	581,645	654,591	725,683	688,666
Prepaid expenses	14,697	-	10,920	-
Total current assets	1,456,892	3,578,170	1,938,891	922,007
Prepayment and deposit (Note 6)	888,653	286,016	270,865	312,055
Due from related parties (Note 7)	1,984,821	334,402	325,284	3,616,668
Property and equipment, net (Note 8)	6,247,298	311,973	2,026,348	127,578
Intangible assets, net (Note 9)	730,456	460,162	688,352	454,779
Total Assets	$ 11,308,120	$ 4,970,723	$ 5,249,740	$ 5,433,087
Liabilities & Shareholders' Equity
Current Liabilities
Accounts payable - trade	$ 251,556	$ 421,101	$ 402,821	$ 265,608
Customer deposit	57,373	205,389	239,090	277,163
Accrued liabilities	12,971	4,971	9,065	9,657
Other payables	117,549	342,788	422,056	239,631
Short term loans (Note 10)	75,088	397,929	495,436	284,728
Due to related parties (Note 11)	3,980	230,138	254,137	392,153
Wages payable	-	10,399	48,060	6,016
Other advance receipts (Note 12)	7,442,393	-	-	-
Total current liabilities	7,960,910	1,612,715	1,870,665	1,474,956
Total liabilities	7,960,910	1,612,715	1,870,665	1,474,956
Stockholders' Equity
Common stock ($0.1227-1 RMB par value,
88,460,000 shares authorized, issued
and outstanding	10,855,232	10,855,232	10,855,232	10,855,232
Accumulated other comprehensive income	477,826	144,561	209,246	22,768
Accumulated deficit (unrestricted)	(7,985,848)	(7,641,785)	(7,685,403)	(6,919,869)
Total Stockholders' Equity	3,347,210	3,358,008	3,379,075	3,958,131
Total Liabilities & Stockholders' Equity	$ 11,308,120	$ 4,970,723	$ 5,249,740	$ 5,433,087

The accompanying notes are an integral part of these financial statements.

F2

Harbin Sanye Wind Energy Technology Co., Ltd.
Statements of Operations

	For the Nine Months Ended		For the Years Ended
	April 31,		July 31,
	2008	2007	2007	2006
	(Unaudited)	(Unaudited)
Revenue	$ 300,490	$ 280,089	$ 282,026	$ 159,876
Cost of Goods Sold	(461,770)	(340,776)	(343,133)	(175,062)
Gross Profit	(161,280)	(60,687)	(61,107)	(15,186)
Selling Expenses	23,543	59,386	63,542	31,321
General and administrative
Amortization	14,822	9,797	13,606	12,707
Depreciation	6,910	4,171	10,702	8,116
Others General and administrative (Note 13)	241,735	267,073	317,226	322,482
	263,467	281,041	341,534	343,305
Research and development	-	-	-	993,440
Total operating expenses	287,010	340,427	405,076	1,368,066
Loss from operations	(448,290)	(401,114)	(466,183)	(1,383,252)
Other income (expenses)
Interest income	6,061	109	115	339
Interest expense	(20,490)	(1,529)	(1,540)	-
Reverse(Provision) on allowance of
obsolescence	195,468	56,388	(886)	62,972
Loss on disposal of fixed assets	-	(2,489)	(2,506)	-
Gain(Loss) on physical inventory	(32,668)	(23,679)	57,486	(272,664)
Write-down of advance to suppliers	-	(314,825)	(317,003)	-
Sundry income (expense), net	(526)	(34,776)	(35,017)	(81)
Total other income (expenses)	147,845	(320,801)	(299,351)	(209,434)
Loss before and income taxes	(300,445)	(721,915)	(765,534)	(1,592,686)
Income taxes	-	-	-	-
Net Loss	$ (300,445)	$ (721,915)	$ (765,534)	$ (1,592,686)

The accompanying notes are an integral part of these financial statements.

F3

Harbin Sanye Wind Energy Technology Co., Ltd.
Statements of Changes in Stockholders' Equity
For the Years Ended July 31, 2007 and 2006 and the Nine months Ended April 30, 2008 (Unaudited)

	Common Stock		Accumulated Other	Accumulated Deficit	Total Stockholders'
	Shares	Amount	Comprehensive Income	(Unrestricted)	Equity
Balance at July 31, 2005	$ 48,460,000	$ 5,854,919	$ 11,145	$ (5,327,183)	$ 538,881
Issuance of common stock	40,000,000	5,000,313	-	-	5,000,313
Foreign currency translation adjustment	-	-	11,623	-	11,623
Net loss for the year	-	-	-	(1,592,686)	(1,592,686)
Balance at July 31, 2006	88,460,000	10,855,232	22,768	(6,919,869)	3,958,131
Foreign currency translation adjustment	-	-	186,478	-	186,478
Net loss for the year	-	-		(765,534)	(765,534)
Balance at July 31, 2007	88,460,000	10,855,232	209,246	(7,685,403)	3,379,075
Foreign currency translation adjustment	-	-	268,580	-	268,580
Net loss for the nine months ended April 30, 2008	-	-	-	(300,445)	(300,445)
Balance at April 30, 2008 (Unaudited)	$ 88,460,000	$ 10,855,232	$ 477,826	$ (7,985,848)	$ 3,347,210

The accompanying notes are an integral part of these financial statements.

F4

Harbin Sanye Wind Energy Technology Co., Ltd. Statements of Cash Flows

	For the Nine Months Ended		For the Years Ended
	April 30,		July 31,
	2008	2007	2007	2006
	(Unaudited)	(Unaudited)
Cash Flows From Operating Activities
Net Loss	$ (300,445)	$ (721,915)	$ (765,534)	$ (1,592,686)
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	8,125	5,306	12,988	10,324
Amortization	14,822	9,797	13,606	12,707
Loss on disposal of fixed assets	-	2,489	2,506	-
Provision(Reverse) on allowance of obsolescence	(195,468)	(56,388)	886	(62,972)
Write-down of advance to suppliers	-	314,825	317,003	-
Loss(Gain) on physical inventory	32,668	23,679	(57,486)	272,664
Changes in operating assets and liabilities:
Accounts receivable, net	(15,882)	61,564	59,605	(19,929)
Advances to suppliers	285,972	(2,837,425)	(1,093,144)	(44,389)
Inventories	306,838	66,784	19,583	(158,737)
Prepaid Expenses	(3,777)	-	(10,920)	-
Prepayment and deposit	(617,788)	26,039	41,190	42,727
Accounts payable	(151,265)	155,493	137,213	33,510
Customer deposit	(181,717)	(71,773)	(38,073)	101,445
Accrued liabilities	3,906	(4,686)	(592)	8,815
Other payables	(304,507)	103,157	182,425	93,388
Wages payable	(48,060)	4,383	42,044	(35,598)
Net cash provided by (used in) operating activities	(1,166,578)	(2,918,671)	(1,136,700)	(1,338,731)
Cash Flows From Investing Activities
Purchases of property and equipment	(4,229,076)	(193,594)	(1,915,678)	(38,567)
Proceeds from disposal of fixed assets	-	1,404	1,414	-
Purchases of intangible assets	-		(247,179)	-
Loans to related parties	(1,659,537)	-	-	(3,096,009)
Proceeds from repayment of related parties loan	-	3,282,266	3,291,384	-
Advance receipts from sale of land user right	7,442,393	-	-	-
Net cash provided by (used in) investing activities	1,553,780	3,090,076	1,129,941	(3,134,576)
Cash Flows From Financing Activities
Proceeds from short term loans	-	113,201	210,707	-
Repayment of short term loans	(420,348)	-	-	(167,922)
Repayment of related party loans	(250,156)	(162,016)	(138,017)	(281,687)
Proceeds from issuance of common stock	-	-	-	5,000,313
Net cash provided by (used in) financing activities	(670,504)	(48,815)	72,690	4,550,704
Effect of exchange rate changes on cash	211,654	106,612	186,479	3,876
Net increase (decrease) in cash and cash equivalents	(71,648)	229,202	252,410	81,273
Cash and cash equivalents, beginning of period	349,247	96,837	96,837	15,564
Cash and cash equivalents, end of period	$ 277,599	$ 326,039	$ 349,247	$ 96,837
Supplemental disclosure information:
Interest expense paid	$ 20,490	$ 1,529	$ 1,540	$ -
Income taxes paid	$ -	$ -	$ -	$ -

The accompanying notes are an integral part of these financial statements.

F5

Harbin Sanye Wind Energy Technology Co., Ltd.
Notes to Financial Statements
As At July 31, 2007 and 2006 and As At April 30, 2008 and 2007
For the Years Ended December 31, 2007 and 2006 and Nine Months Ended March 31, 2008 and 2007
(Amounts and Disclosures at and for the Nine Months Ended April 30, 2008 and 2007 are Unaudited)

1. ORGANIZATION AND BUSINESS BACKGROUND

Harbin Sanye Wind Technology Co., Ltd. (“Company”), formerly Harbin Lian Chuang Co., Ltd. was incorporated as a company with a limited liability in People’s Republic of China on May 24, 2000. The Company is located in Harbin, Heilongjiang and principally engaged in the business of harvesters and blades for wind generators. The Company changed its name to Harbin Sanye Wind Technology Co., Ltd on April 1, 2008.

The Company is currently in a transitional stage. The business of harvesters is expected to be terminated by the end of 2008 and the Company will begin the production of blades for wind generators in the 2nd half of 2008. The switch in business is causing significant change on the Company’s operation.

As reflected in the accompanying combined financial statements, the Company has accumulated deficits of $7,685,403 and $6,916,869 at July 31, 2007 and 2006 respectively that include losses of $765,534 and $1,59 2,686 for the years ended January 31, 2007 and 2006. The Company’s stockholders have funded the losses and cash shortfalls allowing management to develop sales and contingencies plans. The Company is also arranging for additional funding. The financial statements do not include any adjustments relating to the recoverability and classification of recorded asset amounts or amounts and classification of liabilities that might be necessary should the Company be unable to continue as a going concern.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

a.	Basis of Preparation

The accompanying financial statements have been prepared by the Company in accordance with accounting principles generally accepted in the United States of America ("US GAAP").

In the opinion of the management, the financial statements reflect all adjustments (which include only normal recurring adjustments) necessary to present fairly the financial position of the Company as of July 31, 2007 and 2006, and as of April 30, 2008 and 2007, and the results of operations and cash flows for the years ended July 31, 2007, 2006 and 2005, and for the nine months ended April 30, 2008 and 2007, respectively.

b.	Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as well as the reported amounts of revenues and expenses. Actual results could differ from these estimates.

c.	Fair values of financial instruments

The carrying amount reported in the balance sheet for cash, accounts receivable, inventory, accounts payable and accrued expenses approximate fair value because of the immediate or short-term maturity of these financial instruments.

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d.	Cash and Cash Equivalents

Cash and cash equivalents include cash on hand, demand deposits with banks and liquid investments with an original maturity of three months or less.

e.	Accounts Receivable

Accounts receivable are stated at the amount management expects to collect from outstanding balances. Management provides for probable uncollected amounts through a charge to earnings and a credit to an allowance for bad debts based on its assessment of the current status of individual accounts. Balances that are still outstanding after management has used reasonable collection efforts are written off through a charge to the allowance for bad debts and a credit to accounts receivable.

f.	Inventories

Inventories are stated at the lower of cost, as determined on a weighted average basis, or market. Costs of inventories include purchase and related costs incurred in bringing the products to their present location and condition. Market value is determined by reference to selling prices after the balance sheet date or to management’s estimates based on prevailing market conditions. The management writes down the inventories to market value if market value is below cost. The management also regularly evaluates the composition of its inventories to identify slow-moving and obsolete inventories to determine if a valuation allowance is required.

g.	Property and Equipment

Property and equipment are initially recognized recorded at cost. Gains or losses on disposals are reflected as gain or loss in the period of disposal. The cost of improvements that extend the life of plant and equipment are capitalized. These capitalized costs may include structural improvements, equipment and fixtures. All ordinary repairs and maintenance costs are expensed as incurred.

Depreciation for financial reporting purposes is provided using the straight-line method over the estimated useful lives of the assets:

Machinery and equipment	14 years
Transportation equipment	12 years
Office equipment	10 years

h.	Intangible Assets

The Company’s intangible assets are stated at cost less accumulated amortization and are comprised of land user rights. Land user rights are related to land the Company occupies in Heilongjiang Province, PRC and are being amortized on a straight-line basis over a period of 40 years.

i.	Impairment of Long-Lived Assets

The Company accounts for impairment of plant and equipment and amortizable intangible assets in accordance with SFAS No. 144, “Accounting for Impairment of Long-Lived Assets and Long-Lived Assets to be Disposed Of”, which requires the Group to evaluate a long-lived asset for recoverability when there is event or circumstance that indicate the carrying value of the asset may not be recoverable. An impairment loss is recognized when the carrying amount of a long-lived asset or asset group is not recoverable (when carrying amount exceeds the gross, undiscounted cash flows from use and disposition) and is measured as the excess of the carrying amount over the asset’s (or asset group’s) fair value.

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j.	Comprehensive income

SFAS No.130, “Reporting Comprehensive Income”, requires disclosure of all components of comprehensive income and loss on an annual and interim basis. Comprehensive income and loss is defined as the change in equity of a business enterprise during a period from transactions and other events and circumstances from non-owner sources. The comprehensive income arose from the effect of foreign currency translation adjustments.

k.	Revenue recognition

The Company generates revenues from the sales of harvesters. Sales are recognized when the following four revenue criteria are met: persuasive evidence of an arrangement exists, delivery has occurred, the selling price is fixed or determinable, and collectability is reasonably assured. Sales are presented net of value added tax (VAT). No return allowance is made as products returns are insignificant based on historical experience.

l.	Research and development costs

Research and development costs are expensed to operations as incurred.

m.	Income taxes

The Company accounts for income taxes in accordance with SFAS No. 109, "Accounting for Income Taxes." SFAS No. 109 requires an asset and liability approach for financial accounting and reporting for income taxes and allows recognition and measurement of deferred tax assets based upon the likelihood of realization of tax benefits in future years. Under the asset and liability approach, deferred taxes are provided for the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. A valuation allowance is provided for deferred tax assets if it is more likely than not these items will either expire before the Group is able to realize their benefits, or that future deductibility is uncertain.

n.	Foreign currency translation

The reporting currency is the U.S. dollar. The functional currency of the Company is the local currency, the Chinese Renminbi (“RMB”). The financial statements of the Company are translated into United States dollars in accordance with Statement of Financial Accounts Standards (“SFAS”) No. 52, “Foreign Currency Translation”, using year-end rates of exchange for assets and liabilities, and average rates of exchange for the period for revenues, costs, and expenses and historical rates for the equity. Translation adjustments resulting from the process of translating the local currency financial statements into U.S. dollars are included in determining comprehensive income. At April 30, 2008 and 2007, the cumulative translation adjustment of $477,826 and $144,561 were classified as an item of other comprehensive income in the stockholders’ equity section of the balance sheet respectively. At July 31, 2007 and 2006, the cumulative translation adjustment of $209,246 and $22,768 were classified as an item of other comprehensive income in the stockholders’ equity section of the balance sheet respectively. For the nine months ended April 30, 2008 and 2007, other comprehensive income was $268,580 and $121,793, respectively. For the years ended July 31, 2007 and 2006, accumulated other comprehensive income was $186,478 and $11,623, respectively.

The exchange rates used to translate amounts in RMB into U.S. Dollars for the purposes of preparing the financial statements were as follows: As of April 30, 2008 and 2007, the Company used the period-end rates of exchange for assets and liabilities of $1 to RMB6.987 and $1 to RMB7.709 respectively. As of July 31, 2007 and 2006, the Company used the period-end rates of exchange for assets and liabilities of $1 to RMB7.572 and $1 to RMB7.969 respectively. For the nine months ended April 30, 2008 and 2007, the Company used the period’s average rate of exchange to convert revenues, costs, and expenses of $1 to RMB7.320491 and $1 to RMB7.833987, respectively. For the years ended July 31, 2007 and 2006, the Company used the period’s average rate of exchange to convert revenues, costs, and expenses of $1 to RMB7.780165 and $1 to RMB8.052827, respectively. The Company used historical rates for equity.

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o.	Related parties

	A	party is considered to be related to the Company if the party directly or indirectly or through one or more intermediaries, controls, is controlled by, or is under common control with the Company. Related parties also include principal owners of the Company, its management, members of the immediate families of principal owners of the Company and its management and other parties with which the Company may deal if one party controls or can significantly influence the management or operating policies of the other to an extent that one of the transacting parties might be prevented from fully pursuing its own separate interests.

	A	party which can significantly influence the management or operating policies of the transacting parties or if it has an ownership interest in one of the transacting parties and can significantly influence the other to an extent that one or more of the transacting parties might be prevented from fully pursuing its own separate interests is also a related party.

p.	Recently issued accounting pronouncements

In September 2006, the FASB issued Statement of Financial Accounting Standards (“SFAS”) No. 157, “Fair Value Measurements”, which establishes a framework for reporting fair value and expands disclosures about fair value measurements. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The adoption of this standard will have no impact on the Company’s financial statements.

In February 2007, the FASB issued FAS No. 159, “The Fair Value Option for Financial Assets and Financial Liabilities – Including an Amendment of FASB Statement No. 115”, (“FAS 159”) which permits entities to choose to measure many financial instruments and certain other items at fair value at specified election dates. A business entity is required to report unrealized gains and losses on items for which the fair value option has been elected in earnings at each subsequent reporting date. This statement is expected to expand the use of fair value measurement. FAS 159 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The adoption of SFAS No. 159 did not have a material impact on the Company’s financial position.

In December 2007, the FASB issued SFAS No. 160, “Noncontrolling Interests in Consolidated Financial Statements, an amendment of Accounting Research Bulletin No 51” (SFAS 160). SFAS 160 establishes accounting and reporting standards for ownership interests in subsidiaries held by parties other than the parent, changes in a parent’s ownership of a noncontrolling interest, calculation and disclosure of the net income attributable to the parent and the noncontrolling interest, changes in a parent’s ownership interest while the parent retains its controlling financial interest and fair value measurement of any retained noncontrolling equity investment. SFAS 160 is effective for financial statements issued for fiscal years beginning after December 15, 2008, and interim periods within those fiscal years. Early adoption is prohibited. The adoption of SFAS No. 160 is not expected to have a material effect on the Company’s financial position, results of operations or cash flows.

On December 4, 2007, the FASB issued SFAS No. 141R, Business Combinations (SFAS No. 141R). SFAS No. 141R requires the acquiring entity in a business combination to recognize all the assets acquired and liabilities assumed, establishes the acquisition date fair value as the measurement objective for all assets acquired and liabilities assumed, and requires the acquirer to expand disclosures about the nature and financial effect of the business combination. SFAS No. 141R is effective for business combinations for which the acquisition date is on or after the beginning of the first annual reporting period beginning on or after December 15, 2008. We have not yet determined the impact of the adoption of SFAS No. 141R on our financial statements and footnote disclosures.

In March 2008, the FASB issued SFAS 161, “Disclosures about Derivative Instruments and Hedging Activities”. The new standard is intended to improve financial reporting about derivative instruments and hedging activities by requiring enhanced disclosures to enable investors to better understand their effects on an entity’s financial position, financial performance, and cash flows. It is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008, with early application encouraged. The Company is currently evaluating the impact of adopting SFAS 161 on its financial statements.

Other accounting standards that have been issued or proposed by the FASB or other standards-setting bodies that do not require adoption until a future date and are not expected to have a material impact on the financial statements upon adoption.

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3. CONCENTRATION OF CREDIT RISK

Financial instruments which potentially expose the Company to concentrations of credit risk, consist of cash and accounts receivable as of July 31, 2007 and 2006. The Company performs ongoing evaluations of its cash position and credit evaluations to ensure collections and minimize losses.

A portion of the Company’s cash at July 31, 2007 and 2006 is maintained at various financial institutions in the PRC which do not provide insurance for amounts on deposit. The Company has not experienced any losses in such accounts and believes it is not exposed to significant credit risk in this area.

.

For the year ended July 31, 2007 and 2006, the Company’s sales were mainly made to customers located in the PRC. In addition, total accounts receivables as of July 31, 2007 and 2006 also arose from customers located in the PRC.

A significant percentage of the Company’s business is generated from a small number of customers. The following table sets forth information as to the revenue derived from those customers that accounted for more than 5% of our revenue in for the nine months ended April 30, 2008 and 2007 and for the years ended July 31, 2007 and 2006.

	April 30,				July 31,
	2008		2007		2007		2006
Qing Shan Shang	$ 37,717	13%	$ 46,095	16%	$ 35,488	13%
Liu Hai Wei	29,497	10%	42,046	15%	27,754	10%
Huo Ji Ren	24,177	8%	41,225	15%	22,749	8%
Xin Yu Agriculture Machinery Co. Ltd.	21,917	7%	22,079	8%	20,622	7%
Ding Jie	14,973	5%	20,466	7%	14,088	5%
Dong Si Ping			16,357	6%
Zhao En Ming			13,013	5%
Wang Ke Hua							$ 13,390	8%
Heilongjiang Agriculture Machinery Co. Ltd.							10,778	7%

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4. ADVANCES TO SUPPLIERS

Advances to suppliers are mainly for deposit in advance for purchase of raw materials.

5. INVENTORIES

Inventories consist of the following:

	April 30,		July 31,
	2008	2007	2007	2006
Raw material	$ 325,804	$ 302,641	$ 310,950	$ 154,487
Work-in-progress	648,021	673,700	630,836	616,620
Finished goods	126,239	325,737	473,546	169,630
Others	63,226	7,104	36,034	436,595
	1,163,290	1,309,182	1,451,366	1,377,332
Less: Allowance for obsolescence	(581,645)	(654,591)	(725,683)	(688,666)
Inventory, net	$ 581,645	$ 654,591	$ 725,683	$ 688,666

6. PREPAYMENT AND DEPOSIT

Prepayment and deposit were the payment made to the contractors engaged in construction in progress during the process of related contracts. After the Company ensures the fulfillment of the contracts by verifying required quality, the accumulated payment will be transferred to construction in progress in property and equipment.

7. DUE FROM RELATED PARTIES

Due from related parties consist of the following:

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	April 30,		July 31,
Name and Description of Related Parties	2008	2007	2007	2006
Zhang, Jingbo - Initial stockholder	$ 1,861	$ -	$ -	$ 251
Sun, Shouquan - Founder; CEO; Initial stockholder	1,780,582	77,081	80,477	347,100
Sun, Shouan - Founder's brother	16,259	-	-	-
Zhang, Luhui - Initial stockholder	-	-	-	25,314
Wang, Guangyu - Initial stockholder	1,744	2,146	3,239	4
Zhang, Luming - Initial stockholder	51,700	47,448	47,252	47,238
Mengbei Farming Merchinery Plant - A company controlled by Sun, Shouquan	-	19,458	-	-
Harbin New World Real Estate Co., Ltd. - A company controlled by Sun, Shouquan	132,675	188,269	194,316	3,196,761
Total	$ 1,984,821	$ 334,402	$ 325,284	$ 3,616,668

"Due from related parties" represents loans receivable that are unsecured, non-interest bearing and have no fixed terms of repayment, and therefore are not considered current assets.

8. PROPERTY AND EQUIPMENT

Property and equipment consist of the following:

	April 30,		July 31,
	2008	2007	2007	2006
Machinery and equipment	$ 211,914	$ 1,297	$ 1,321	$ 1,255
Transportation equipment	377,613	240,023	244,365	145,281
Office equipment	27,923	21,677	22,069	18,681
Construction in progress	5,701,185	98,201	1,816,563	7,562
	6,318,635	361,198	2,084,318	172,779
Less: Accumulated depreciation	(71,337)	(49,225)	(57,970)	(45,201)
Property and equipments, net	$ 6,247,298	$ 311,973	$ 2,026,348	$ 127,578

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The depreciation was $8,125, $5,306, $12,988, $10,324 for the nine months ended April 30, 2008 and 2007, and for the years ended July 31, 2007 and 2006, respectively. They are broken down as follows:

	For the Nine Months Ended		For the Years Ended
	April 30,		July 31,
	2008	2007	2007	2006
Cost of sales	$ 1,215	$ 1,135	$ 2,286	$ 2,208
Operating expenses	6,910	4,171	10,702	8,116
Total	$ 8,125	$ 5,306	$ 12,988	$ 10,324

9. INTANGIBLE ASSETS

Intangible assets consist of the following:

	April 30,		July 31,
	2008	2007	2007	2006
Land User Rights	$ 828,262	$ 530,956	$ 764,271	$ 513,633
Less: Accumulated amortization	(97,806)	(70,794)	(75,919)	(58,854)
Intangible aseets, net	$ 730,456	$ 460,162	$ 688,352	$ 454,779

The amortization was $14,822, $9,797, $13,606 and $12,707 for the nine months ended April 30, 2008 and 2007, and for the years ended July 31, 2007 and 2006, respectively.

10. SHORT TERM LOAN

Short term loans were made by individuals to cover the Company’s temporary cash shortage in operation. The short term loans are unsecured and have no fixed terms of repayment. Not all of the loans are interest bearing. For interest bearing loans, the average interest rate is 36%. Interest expenses for short term loans are $20,490, $1,529, $1,540 and $0 for the nine months ended April 30, 2008 and 2007 and for the years ended the year ended July 31, 2007 and 2006, respectively.

11. DUE TO RELATED PARTIES

Due to related parties consist of the following:

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	April 30,		July 31,
Name and Description of Related Parties	2008	2007	2007	2006
Zhang, Jingbo - Initial stockholder	$ -	$ 5,059	$ 5,151	$ -
Sun, Shouan - Founder's brother	-	153,470	157,356	75,053
Sun, Siya - Founder's niece	-	54,207	74,506	-
Zhang, Luhui - Initial stockholder	3,980	5,425	4,930	-
Wu, Shitian - Initial stockholder	-	11,977	12,194	12,716
Mengbei Farming Merchinery Plant - A company controlled by Sun, Shouquan	-	-	-	304,384
Total	$ 3,980	$ 230,138	$ 254,137	$ 392,153

"Due to related parties" represents loans payable that are unsecured, non-interest bearing and have no fixed terms of repayment, therefore, deemed payable on demand.

12. OTHER ADVANCE RECEIPTS

On November 6, 2007, the Company signed the contract with Heilongjiang Nongkentaixing Real Estate Development Co. Ltd to sell the Company’s land user rights in Harbin City. The total contract price is around $10,090,000. On April 30, 2008 the cost of the land user rights is 578,093.Tthe Company is obligated to clear the original buildings on the land before transfer of land user right.

As of April 30, 2008, the Company had received net proceeds of $7,442,393 from this sale. Since the legal process for title transfer has not been completed, the proceeds were recorded as other advance receipt. After the completion of title transfer by getting government’s approval, the Company will receive the remaining balance of contract price and record sale of the land user rights.

13. OTHER GERNERAL AND ADMINISTRATIVE

For the nine months ended April 30, 2008 and 2007, and for the years ended July 31, 2007 and 2006, the amount of other general and administrative expenses mainly composed of the following events:

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	For the Nine Months Ended		For the Years Ended
	April 30,		July 31,
	2008	2007	2007	2006
Audit and accounting	$ 1,366	$ 281	$ 283	$ 248
Office expenses	14,356	27,876	28,692	20,176
Salary and wages	93,774	42,655	78,706	66,203
Employee insurance	1,246	1,679	1,983	1,883
Utilities	2,000	568	898	1,672
Amortization	14,822	9,797	13,606	12,707
Depreciation	6,910	4,171	10,702	8,116
Others	128,993	194,014	206,664	232,300
	$ 263,467	$ 281,041	$ 341,534	$ 343,305

14. CHINA CONTRIBUTION PLAN

Full time employees of the Company participate in a government-mandated multi-employer defined contribution plan pursuant to which certain retirement, medical and other welfare benefits are provided to employees. Chinese labor regulations require the Company’s subsidiaries to pay to the local labor bureau a monthly contribution at a stated contribution rate based on the monthly basic compensation of qualified employees. The relevant local labor bureau is responsible for meeting all retirement benefit obligations; the Company has no further commitments beyond its monthly contribution. For the nine months ended For the nine months ended, April 30, 2008 and 2007, the total provisions for such employee benefits were $1,246 and $1,679, respectively. For the years ended July 31, 2007 and 2006, the total provisions for such employee benefits were $1,983 and $1,883, respectively.

Though provisions were made, the Company did not make full monthly contribution to these funds. In the event that any current or former employee files a complaint with the PRC government, the Company may be subject to administrative fines. As the Company believes that these fines would not be material, no accrual for such fines has been made in this regard.

15. STATUTORY RESERVES

Pursuant to the laws applicable to the PRC, PRC entities must make appropriations from after-tax profit to the non-distributable “statutory surplus reserve fund”. Subject to certain cumulative limits, the “statutory surplus reserve fund” requires annual appropriations of 10% of after-tax profit until the aggregated appropriations reach 50% of the registered capital (as determined under accounting principles generally accepted in the PRC ("PRC GAAP") at each year-end). For foreign invested enterprises and joint ventures in the PRC, annual appropriations should be made to the “reserve fund”. For foreign invested enterprises, the annual appropriation for the “reserve fund” cannot be less than 10% of after-tax profits until the aggregated appropriations reach 50% of the registered capital (as determined under PRC GAAP at each year-end). The Company did not make any appropriations to the reserve funds mentioned above due to lack of profit after tax since commencement of operations.

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16. INCOME TAX

Prior to January 1, 2008, the Company was governed by the Income Tax Law of the People’s Republic of China concerning Foreign Investment Enterprises and Foreign Enterprises and local income tax laws (the previous income tax laws and rules). Pursuant to the previous income tax laws and rules, wholly-owned foreign enterprises were subject to tax at a statutory rate of 33% (30% state income tax plus 3% local income tax). Due to the Company’s net loss, there was no provision for income taxes. The Company has net operating loss carry forwards for income tax purposes of approximately $1,209,000 and $926,200 at July 31, 2007 and 2006. The loss can carry forward for the following 5 years.

The components of the Company’s Tax provision were as follows:

For the Years Ended July 31,

	2007	2006
Current income tax expense (benefit)	$ -	$ -
Deferred income tax expense (benefit)	-	-
Total provision for income taxes	$ -	$ -

Deferred income taxes reflect the net income tax effect of temporary differences between the carrying amounts of the assets and liabilities for financial reporting purposes and amounts used for income taxes. The Company’s deferred income tax assets and liabilities consist of the following:

	July 31,
	2007	2006
Operating loss carried forward	$ 302,269	$ 231,552
Valuation allowance	(302,269)	(231,552)
Net deferred tax assets (liabilities)	$ -	$ -

In March 2007, the Chinese government enacted the Corporate Income Tax Law, and promulgated related regulations, which were effective January 1, 2008. The Corporate Income Tax Law, among other things, imposes a unified income tax rate of 25% for both domestic and foreign invested enterprises. The previous income tax laws and rules, which stipulated income tax rates for domestic and foreign invested enterprises at different rates, expired upon the effectiveness of the Corporate Income Tax Law.

The tax authority of the PRC Government conducts periodic and ad hoc tax filing reviews on business enterprises operating in the PRC after those enterprises had completed their relevant tax filings, hence the Company’s tax filings may not be finalized. It is therefore uncertain as to whether the PRC tax authority may take different views about the Company’s tax filings which may lead to additional tax liabilities.

The Company has no United States corporate income tax liability as of July 31, 2007 and 2006.

17. SEGMENT INFORMATION

The Company operates in one industry segment – research, development, manufacture, marketing and sales of harvesters. Substantially all of the Company’s identifiable assets and operations for all periods presented were located in the PRC.

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18. CONTINGENCIES, RISKS AND UNCERTAINTIES

Litigation

The Company is currently named as defendant in the lawsuit in which the plaintiffs allege illegal transfer and misleading promotion of the Company’s shares to the public through security brokers. The plaintiffs, 51current stockholders representing 1,018,000 outstanding shares, acquired the Company’s shares through security brokers from the Company’s initial stockholders and are currently seeking monetary damage from the Company including the shares acquiring cost, expenses and imputed interest. This lawsuit is filed in Court, Bin County, Harbin City and the trial is scheduled in July, 2008. The Company is defending the lawsuit vigorously.

Country Risk

The Company has significant investments in the PRC. The operating results of the Company may be adversely affected by changes in the political and social conditions in the PRC and by changes in Chinese government policies with respect to laws and regulations, anti-inflationary measures, currency conversion and remittance abroad, and rates and methods of taxation, among other things. The Company can give no assurance that those changes in political and other conditions will not result in have a material adverse effect upon the Company’s business and financial condition.

Source of Supply

The Company purchases components for its products from a number of suppliers. However, on occasion, a customer’s specifications may require us to purchase components from a specific supplier. The Company does not have any long term contracts with any of its suppliers, and the Company believes that alternative suppliers are available. Although the Company has not been subject to shortages for any of its components, since it does not have long-term contracts, the Company may be subject to cutbacks and price increases which it may not be able to pass on to its customers in the event that the demand for components generally exceeds the capacity of its suppliers.

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